                                                                   EXHIBIT 99.10

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                 1,339,786.09
           Available Funds:
                     Contract Payments due and received in this period                        5,132,803.47
                     Contract Payments due in prior period(s) and received in this period       182,549.32
                     Contract Payments received in this period for next period                  135,697.35
                     Sales, Use and Property Tax, Maintenance, Late Charges                     220,424.62
                     Prepayment Amounts related to early termination in this period              11,247.67
                     Servicer Advance                                                         3,079,334.99
                     Proceeds received from recoveries on previously Defaulted Contracts              0.00
                     Transfer from Reserve Accounts                                              43,005.49
                     Interest earned on Collection Account                                        3,181.61
                     Interest earned on SPG Account                                                 562.60
                     Proceeds from repurchase of Contracts per Contribution and
                        Servicing Agreement Section 5.03                                              0.00
                     Amounts paid per Contribution and Servicing Agreement
                        Section 7.01 (Substituted contract < Predecessor contract)                    0.00
                     Due from Bank of America Derivative Settlement                                   0.00
                     Any other amounts                                                                0.00
                                                                                                      0.00
                                                                                            --------------
           Total Available Funds                                                             10,148,593.21
           Less: Amounts to be Retained in Collection Account                                   673,840.07
                                                                                            --------------
           AMOUNT TO BE DISTRIBUTED                                                           9,474,753.14
                                                                                            ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                       0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances
                               or Servicer Advances                                             190,840.42
                     3.      To Bank of America Derivative Settlement                           227,922.78
                     4.      To Noteholders (For Servicer Report immediately
                               following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                         6,594,976.66
                                   a) Class A2a Principal (distributed after A1
                                      Note matures) and Interest                                 27,342.00
                                   a) Class A2b Principal (distributed after A1
                                      Note matures) and Interest                                 35,325.00
                                   a) Class A3a Principal (distributed after A2
                                      Note matures) and Interest                                318,342.62
                                   a) Class A3b Principal (distributed after A2
                                      Note matures) and Interest                                 74,133.33
                                   b) Class B Principal and Interest                            317,634.22
                                   c) Class C Principal and Interest                            288,686.91
                                   d) Class D Principal and Interest                            223,243.69
                                   e) Class E Principal and Interest                            267,997.19
                     5.      To Reserve Account for Requirement per Indenture
                               Agreement Section 3.08                                            35,430.43
                     6.      To Issuer - Residual  Principal and Interest and
                               Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                          377,333.19
                                   b) Residual Principal (Provided no Restricting
                                      or Amortization Event in effect)                                0.00
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                    0.00
                     7.      To Servicer, Tax, Maintenance, Late Charges and Bank
                               Interest Earned and Any Other Amounts                            224,168.83
                     8.      To Servicer, Servicing Fee and other Servicing Compensations       271,375.87
                                                                                            --------------
           TOTAL FUNDS DISTRIBUTED                                                            9,474,753.14
                                                                                            ==============

                                                                                            --------------
           End of Period Collection Account Balance {Includes Payments in
             Advance & Restricting Event Funds (if any)}                                        673,840.07
                                                                                            ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                           $11,341,994.06
            - Add Investment Earnings                                                             7,575.06
            - Add Transfer from Certificate Account (To Satisfy Reserve
              Account Requirement)                                                               35,430.43
            - Less Distribution to Certificate Account                                           43,005.49
                                                                                            --------------
End of period balance                                                                       $11,341,994.06
                                                                                            ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                   $11,341,994.06
                                                                                            ==============


                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


III.   Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
                          Pool A                               295,708,616.03
                          Pool B                                67,845,725.90
                                                               --------------
Class A Overdue Interest, if any                                         0.00   363,554,341.93
Class A Monthly Interest - Pool A                                  414,549.54
Class A Monthly Interest - Pool B                                   95,111.92

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               4,268,976.73
Class A Monthly Principal - Pool B                               2,271,481.42
Excess (Shortfall) cash to Principal                                     0.00
Reserve Account Distribution                                             0.00
                                                                                  6,540,458.15
                                                               --------------
Ending Principal B Pool A                                      291,439,639.30
                   Pool B                                       65,574,244.48
                                                               --------------   --------------
                                                                                357,013,883.78
                                                                                ==============




-------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000           Ending Principal
Original Face $385,630,000     Original Face $385,630,000          Balance Factor
               $ 1.321633                     $ 16.960450              92.579385%
-------------------------------------------------------------------------------------



Is ADCB > Class A Balance?                                            YES   X               NO
                                                                      -------              --------
IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                          Class A1                              49,734,341.93
                          Class A2a                             25,200,000.00
                          Class A2b                             27,000,000.00
                          Class A3a                            229,620,000.00
                          Class A3b                             32,000,000.00
                                                               --------------

Class A Monthly Interest                                                        363,554,341.93
                          Class A1 (Actual Number Days/360)         54,518.51
                          Class A2a (Actual Number Days/360)        27,342.00
                          Class A2b                                 35,325.00
                          Class A3a (Actual Number Days/360)       318,342.62
                          Class A3b                                 74,133.33
                                                               --------------

Class A Monthly Principal
                          Class A1                               6,540,458.15
                          Class A2a                                      0.00
                          Class A2b                                      0.00
                          Class A3a                                      0.00
                          Class A3b                                      0.00
                                                               --------------
                                                                                  6,540,458.15
Ending Principal Balance of the Class A Notes
                          Class A1                              43,193,883.78
                          Class A2a                             25,200,000.00
                          Class A2b                             27,000,000.00
                          Class A3a                            229,620,000.00
                          Class A3b                             32,000,000.00
                                                                                --------------
                                                                                357,013,883.78
                                                                                ==============
Class A1



--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $71,810,000      Original Face $71,810,000            Balance Factor
               $ 0.759205                    $ 91.080047                60.150235%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                13,043,600.23
                                          Pool B                 2,992,650.46
                                                                -------------
                                                                                16,036,250.69

           Class B Overdue Interest, if any                              0.00
           Class B Monthly Interest - Pool A                        23,699.50
           Class B Monthly Interest - Pool B                         5,437.48
           Class B Overdue Principal, if any                             0.00
           Class B Monthly Principal - Pool A                      188,303.02
           Class B Monthly Principal - Pool B                      100,194.22
                                                                -------------
                                                                                   288,497.24
           Ending Principal Balance of the Class B Notes
                                          Pool A                12,855,297.21
                                          Pool B                 2,892,456.24
                                                                -------------   -------------
                                                                                15,747,753.45
                                                                                =============


-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $17,010,000     Original Face $17,010,000      Balance Factor
               $ 1.712932                   $ 16.960449         92.579385%
-------------------------------------------------------------------------------

           IS ADCB > CLASS A + CLASS B BALANCES?                YES    X     NO
                                                                ---------   ------

VI.   CLASS C-1 NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C-1 Notes
                                          Pool A                 4,401,544.11
                                          Pool B                 1,009,865.58
                                                                 -------------
                                                                                 5,411,409.69

           Class C-1 Overdue Interest, if any                            0.00
           Class C-1 Monthly Interest - Pool A                      10,650.51
           Class C-1 Monthly Interest - Pool B                       2,443.59
           Class C-1 Overdue Principal, if any                           0.00
           Class C-1 Monthly Principal - Pool A                     63,542.58
           Class C-1 Monthly Principal - Pool B                     33,810.40
                                                                 -------------
                                                                                    97,352.98
           Ending Principal Balance of the Class C-1 Notes
                                          Pool A                 4,338,001.53
                                          Pool B                   976,055.18
                                                                 -------------  -------------
                                                                                 5,314,056.71
                                                                                =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $5,740,000      Original Face $5,740,000       Balance Factor
              $ 2.281202                   $ 16.960449         92.579385%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

VII. CLASS C-2 NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C-2 Notes
                                          Pool A                              6,901,375.78
                                          Pool B                              1,583,412.94
                                                                             --------------
                                                                                                   8,484,788.72

           Class C-2 Overdue Interest, if any                                         0.00
           Class C-2 Monthly Interest - Pool A (Actual Number Days/360)          20,819.15
           Class C-2 Monthly Interest - Pool B (Actual Number Days/360)           4,776.63
           Class C-2 Overdue Principal, if any                                        0.00
           Class C-2 Monthly Principal - Pool A                                  99,631.23
           Class C-2 Monthly Principal - Pool B                                  53,012.82
                                                                             --------------
                                                                                                     152,644.05
           Ending Principal Balance of the Class C-2 Notes
                                          Pool A                              6,801,744.55
                                          Pool B                              1,530,400.12
                                                                             --------------
                                                                                                  --------------
                                                                                                   8,332,144.67
                                                                                                  ==============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $9,000,000     Original Face $9,000,000       Balance Factor
              $ 2.843976                  $ 16.960450           92.579385%
------------------------------------------------------------------------------
           IS ADCB > CLASS A + CLASS B + CLASS C BALANCES ?
                                                                      YES    X          NO
                                                                      --------          --------
VIII. CLASS D-1 NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D-1 Notes
                                          Pool A                              4,861,635.83
                                          Pool B                              1,115,426.45
                                                                             --------------
                                                                                                   5,977,062.28

           Class D-1 Overdue Interest, if any                                         0.00
           Class D-1 Monthly Interest - Pool A (Actual Number Days/360)          12,810.41
           Class D-1 Monthly Interest - Pool B (Actual Number Days/360)           2,939.15
           Class D-1 Overdue Principal, if any                                        0.00
           Class D-1 Monthly Principal - Pool A                                  70,184.67
           Class D-1 Monthly Principal - Pool B                                  37,344.58
                                                                             --------------
                                                                                                     107,529.25
           Ending Principal Balance of the Class D-1 Notes
                                          Pool A                              4,791,451.16
                                          Pool B                              1,078,081.87
                                                                             --------------
                                                                                                  --------------
                                                                                                    5,869,533.03
                                                                                                  ==============
------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $6,340,000     Original Face $6,340,000       Balance Factor
              $ 2.484158                   $ 9.301838           92.579385%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

VII.   CLASS D-2 NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D-2 Notes
                                          Pool A                          3,834,097.66
                                          Pool B                            879,673.86
                                                                          ------------
                                                                                         4,713,771.52

           Class D-2 Overdue Interest, if any                                     0.00
           Class D-2 Monthly Interest - Pool A (Actual Number Days/360)      12,333.01
           Class D-2 Monthly Interest - Pool B (Actual Number Days/360)       2,829.62
           Class D-2 Overdue Principal, if any                                    0.00
           Class D-2 Monthly Principal - Pool A                              55,350.68
           Class D-2 Monthly Principal - Pool B                              29,451.57
                                                                          ------------
                                                                                            84,802.25
           Ending Principal Balance of the Class D-2 Notes
                                          Pool A                          3,778,746.98
                                          Pool B                            850,222.29
                                                                          ------------   ------------
                                                                                         4,628,969.27
                                                                                         ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $5,000,000    Original Face $5,000,000       Balance Factor
              $ 3.032526                 $ 16.960450           92.579385%
-----------------------------------------------------------------------------
           IS ADCB > CLASS A + CLASS B + CLASS C + CLASS D BALANCES ?     YES    X       NO
                                                                          ---------      -----

VIII.   CLASS E-1 NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E-1 Notes
                                          Pool A                          7,162,094.43
                                          Pool B                          1,643,230.77
                                                                          ------------
                                                                                         8,805,325.20

           Class E-1 Overdue Interest, if any                                     0.00
           Class E-1 Monthly Interest - Pool A (Actual Number Days/360)      50,017.28
           Class E-1 Monthly Interest - Pool B (Actual Number Days/360)      11,475.68
           Class E-1 Overdue Principal, if any                                    0.00
           Class E-1 Monthly Principal - Pool A                             103,395.07
           Class E-1 Monthly Principal - Pool B                              55,015.52
                                                                          ------------
                                                                                           158,410.59
           Ending Principal Balance of the Class E-1 Notes
                                          Pool A                          7,058,699.36
                                          Pool B                          1,588,215.25
                                                                          ------------   ------------
                                                                                         8,646,914.61
                                                                                         ============
-----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $9,340,000    Original Face $9,340,000       Balance Factor
              $ 6.583829                 $ 16.960449           92.579386%
-----------------------------------------------------------------------------


                       DVI RECEIVABLES XIX L.L.C. 2003-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

VII.   CLASS E-2 NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E-2 Notes
                                          Pool A                                   1,533,639.07
                                          Pool B                                     351,869.54
                                                                                  -------------
                                                                                                   1,885,508.61

           Class E-2 Overdue Interest, if any                                              0.00
           Class E-2 Monthly Interest - Pool A (Actual Number Days/360)               11,527.85
           Class E-2 Monthly Interest - Pool B (Actual Number Days/360)                2,644.89
           Class E-2 Overdue Principal, if any                                             0.00
           Class E-2 Monthly Principal - Pool A                                       22,140.27
           Class E-2 Monthly Principal - Pool B                                       11,780.63
                                                                                  -------------
                                                                                                      33,920.90
           Ending Principal Balance of the Class E-2 Notes
                                          Pool A                                   1,511,498.80
                                          Pool B                                     340,088.91
                                                                                  -------------   -------------
                                                                                                   1,851,587.71
                                                                                                  =============
--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $2,000,000     Original Face $2,000,000        Balance Factor
              $ 7.086370                  $ 16.960450            92.579386%
--------------------------------------------------------------------------------
           IS ADCB > CLASS A + CLASS B + CLASS C + CLASS D + CLASS E BALANCES ?   YES    X       NO
                                                                                  ---------      -------

VIII.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                          Pool A                                  10,838,290.33
                                          Pool B                                   2,781,471.95
                                                                                  -------------
                                                                                                  13,619,762.28

           Residual Interest - Pool A                                                302,610.05
           Residual Interest - Pool B                                                 75,439.18
           Residual Principal - Pool A                                                     0.00
           Residual Principal - Pool B                                                     0.00
                                                                                  -------------

           Ending Residual Principal Balance                                                               0.00
                                          Pool A                                  10,838,290.33
                                          Pool B                                   2,781,471.95
                                                                                  -------------   -------------
                                                                                                  13,619,762.28
                                                                                                  =============
--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $9,340,000     Original Face $9,340,000        Balance Factor
              $ 8.077000                          $ -           145.821866%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XIX L.L.C. 2003-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture
       Agreement, at the  beginning of the related Collection Period                                                 348,284,893.49

    Aggregate Discounted Contract Balance of Additional Contracts
       acquired during Collection Period                                                                                       0.00

    Decline in Aggregate Discounted Contract Balance                                                                   4,871,524.26

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                       ---------------
at the ending of the related Collection Period                                                                       343,413,369.23
                                                                                                                    ===============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                           4,827,936.61

        - Principal portion of Prepayment Amounts                                                    11,205.93

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                32,381.72

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                   0.00
                                                                                                 -------------
                              Total Decline in Aggregate Discounted Contract Balance              4,871,524.26
                                                                                                 =============


POOL B
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the beginning of the related Collection Period                                                              80,203,327.44

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                       0.00

    Decline in Aggregate Discounted Contract Balance                                                                   2,592,091.16

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
       ending of the related Collection Period                                                                        77,611,236.28
                                                                                                                    ===============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                           2,589,887.33

        - Principal portion of Prepayment Amounts                                                         0.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                 2,203.83

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                   0.00
                                                                                                --------------
                                Total Decline in Aggregate Discounted Contract Balance            2,592,091.16
                                                                                                ==============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    421,024,605.51
                                                                                                                    ===============


                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

        POOL A

                                    Discounted                                                  Discounted
        Lease #                     Present Value                       Lease #                 Present Value
        -----------------------------------------------                 ---------------------   ------------------------
        #* 7006253-001 (09/03)         32,381.72



                                                                        ---------------------
                                                          Totals:       $32,381.72


        POOL B

                                    Discounted                                                  Discounted
        Lease #                     Present Value                       Lease #                 Present Value
        -----------------------------------------------                 ---------------------   ------------------------
        #* 7005508-001 (09/03)          2,203.83

                                                                        ---------------------
                                                          Totals:        $2,203.83


        a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                          $34,585.55
        b) ADCB AT CLOSING DATE                                                        $453,679,762.28
        c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                          0.01%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

**THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
  NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

        POOL A
                      Repurchases                                     $           -

                      Substitutions                                   $           -

        POOL B
                      Repurchases                                     $           -

                      Substitutions                                   $           -
                                                                     ----------------
        TOTAL                                                                   $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT                       $0.00
                        CONTRACTS REPURCHASED
        b) ADCB AT CLOSING DATE                                       $453,679,762.28
        c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                        0.00%

      * ANY DELINQUENT CONTRACT
        THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                         Predecessor
                                         Discounted               Predecessor            Discounted
Lease #        Lessee Name               Present Value            Lease #                Present Value
-------------------------------------    -----------------        ----------------       --------------------
None




                                              ------------                                   -----------------
                                       Totals:       $0.00                                              $0.00

     a)  DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $0.00
     b)  ADCB OF POOL A AT CLOSING DATE                                                       $361,027,812.46
     c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO   X
                                                                                       -----------       ----------


POOL B

                                                                                         Predecessor
                                         Discounted               Predecessor            Discounted
Lease #        Lessee Name               Present Value            Lease #                Present Value
-------------------------------------    -----------------        ----------------       --------------------
                  NONE






                                              ------------                                   -----------------
                                       Totals:       $0.00                                              $0.00


     a)  DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $0.00
     b)  ADCB OF POOL B AT CLOSING DATE                                                        $92,651,949.82
     c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                    0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS
      FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO   X
                                                                                       -----------       ----------

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                         Predecessor
                                         Discounted               Predecessor            Discounted
Lease #        Lessee Name               Present Value            Lease #                Present Value
-------------------------------------    -----------------        ----------------       --------------------
          NONE




                                              ------------                                   -----------------
                                       Totals:       $0.00                                              $0.00

     a)  DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                   $0.00
     b)  ADCB OF POOL A AT CLOSING DATE                                                       $361,027,812.46
     c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO   X
                                                                                       -----------       ----------


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                         Predecessor
                                         Discounted               Predecessor            Discounted
Lease #        Lessee Name               Present Value            Lease #                Present Value
-------------------------------------    -----------------        ----------------       --------------------
          NONE






                                              ------------                                   -----------------
                                       Totals:       $0.00                                              $0.00


     a)  DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $0.00
     b)  ADCB OF POOL B AT CLOSING DATE                                                        $92,651,949.82
     c)  (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

    *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS BEEN DEFAULTED (> 180 DAYS),
     THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
     FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES               NO   X
                                                                                       -----------       ----------

                       DVI RECEIVABLES XIX, L.L.C. 2003-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XVI. POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

         Contracts Delinquent > 90 days                                             Total Outstanding Contracts
         This Month                                           5,846,251.12          This Month                    421,024,605.51
         1 Month Prior                                        4,847,863.07          1 Month Prior                 428,488,220.93
         2 Months Prior                                       2,091,458.22          2 Months Prior                436,091,841.65

         Total                                               12,785,572.41          Total                       1,285,604,668.09

         a)  3 Month Average                                  4,261,857.47          b) 3 Month Average            428,534,889.36

         c) a/b                                                      0.99%

2.       Does a Delinquency Condition Exist (1c > 6%)?                               Yes____________________No     ______X________


3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                       Yes____________________No     ______X________
         B. An Indenture Event of Default has occurred and is then continuing?       Yes____________________No     _______________

4.       Has a Servicer Event of Default occurred?                                   Yes____________________No     _______________

5.       Amortization Event Check

         A.  Is 1c > 8%?                                                             Yes____________________No     ______X________
         B.  Bankruptcy, insolvency, reorganization: default/violation
             of any covenant or obligation not remedied within 90 days?              Yes____________________No     _______________
         C.  As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes____________________No     ______X________

6.       Aggregate Discounted Contract Balance at Closing Date                       Balance  $  453,679,762.28
                                                                                            __________________________


         Aggregate Discounted Contract Balance (A.D.C.B.) of contracts listed as more than:

                                                                                                TOTAL              % of Total
                                                                       A.D.C.B                  A.D.C.B.            A.D.C.B.
                                                                       -------                  --------            --------

 30 Days Overdue                                                  45,659,072.83            421,024,605.51              10.845%
 60 Days Overdue                                                  24,875,212.66            421,024,605.51               5.908%
 90 Days Overdue                                                   1,123,928.65            421,024,605.51               0.267%
120 Days Overdue                                                   2,793,830.13            421,024,605.51               0.664%
150 Days Overdue                                                   1,928,492.34            421,024,605.51               0.458%
180 Days Overdue                                                           0.00            421,024,605.51               0.000%

                        DVI RECEIVABLES XIX L.L.C. 2003-1
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003



Please transfer the following funds from DVI Collection A # 33-51890-1
              To the  Distribution Account                                                 5,355,078.84
                                                                                          --------------



Please transfer the following funds from DVI Collection B # 33-51890-3                     2,448,435.90
              To the  Distribution Account                                                --------------



Please transfer the following funds from SPG Collection A # 33-51890-0                     1,067,616.83
              To the  Distribution Account                                                --------------



Please transfer the following funds from SPG Collection B # 33-51890-2                       603,621.57
              To the  Distribution Account                                                --------------
